                          U.S. Securities and Exchange Commission
                                   Washington, D.C. 20549

                                          Form 8-K

                                       Current Report
                             Pursuant to Section 13 or 15(d) of
                            the Securities Exchange Act of 1934

            Date of Report (date of earliest event reported): December 16, 2004

                           ELDORADO ARTESIAN SPRINGS, INC.
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               (Exact name of Registrant as specified in its charter)

               Colorado                       0-18235               84-0907853
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    (State or other jurisdiction of       (Commission File       (I.R.S. Employer
    incorporation or organization)            Number)          Identification No.)

                      1783 Dogwood Street Louisville, CO 80027
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                 (Address of principal executive offices; zip code)

                                   (303) 499-1316
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                (Registrant's telephone number, including area code)

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 (Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

    Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)
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    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)
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    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
    (17 CFR 240.14d-2(b))
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    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
    (17 CFR 240.13e-4(c))
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ITEM 5.02. Departure of Directors or Principal Officers;  Election of Directors;
Appointment of Principal Officers

Effective  December 16, 2004,  Don VanWinkle  resigned as director from Eldorado
Artesian  Springs,  Inc.  Board of Directors.  Mr.  VanWinkle also served on the
Company's audit committee.

                                         SIGNATURES

     Pursuant to the  requirements  of the  Securities and Exchange Act of 1934, the  Registrant  has duly  caused  this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                         Eldorado Artesian Springs, Inc.
Date: December 21, 2004                  By: /s/ Doug Larson
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                                         Doug Larson
                                         Chief Executive Officer